Exhibit 24

POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2005, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:   September 30, 2005

/s/ Guillaume Bastiaens
Signature

/s/ Guillaume Bastiaens
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POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2005, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:   September 30, 2005

/s/ Janet M. Dolan
Signature

/s/ Janet M. Dolan
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POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2005, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:   September 30, 2005

/s/ Jack W. Eugster
Signature

/s/ Jack W. Eugster
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POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2005, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:   September 30, 2005

/s/ John F. Grundhofer
Signature

/s/ John F. Grundhofer
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POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2005, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:   September 30, 2005

/s/ Paul David Miller
Signature

/s/ Paul David Miller
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POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2005, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:   September 30, 2005

/s/ Jeffrey Noddle
Signature

/s/ Jeffrey Noddle
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POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2005, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:   September 30, 2005

/s/ John Wiehoff
Signature

/s/ John Wiehoff
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